EXHIBIT  10.6

                              "HOLD - BACK LETTER"
VX  Technologies,  Inc.
1420  Renaissance  -  Suite  1420
Park  Ridge,  Illinois  60068

Gentlemen:

     This will confirm the agreement of the undersigned with VX Technologies, Inc. (the "Company") with respect to shares that the undersigned acquired in private placements during 2001. The undersigned has been advised of and is aware of the following:

The undersigned purchased shares of DFR Associates I, Inc. ("DFR") in a private placement transaction at $.35 per share;

DFR  acquired all of the shares of Spent Lamp Recycling Technologies, Inc.

DFR was merged with and into Netsitter Corp, which changed its name to "VX Technologies, Inc." and, accordingly, Spent Lamp Recycling Technology is now a wholly owned subsidiary of the Company;

The Company is preparing and intends to shortly file with the Securities and Exchange Commission a Registration Statement on Form SB-2 (the "Registration Statement") which will cover the resale of the shares which you have purchased;

To assist in the development of an orderly market of the Company's common stock following the effective date of the Registration Statement and the listing of the Company's common stock on the NASDAQ Bulletin Board (which the Company can not assure will occur), the undersigned agrees as follows:

(a) For the first three month period commencing on the date when trading in the Company's common stock commences, the undersigned will sell no more than 10% of the shares that the undersigned presently owns;


(b) For the next three month period the undersigned will sell no more than 10% of the shares that the undersigned presently owns;


(c) For the next three month period, the undersigned will sell no more than 10% of the shares that the undersigned presently owns;


(d) For the next three month period, the undersigned will sell no more than 10% of the shares that the undersigned presently owns;

(e) Any shares which the undersigned may sell, but are not, sold during any three month period may be carried over and sold during a subsequent three month period;

(f) One year after the Company's common stock commences trading, there will be no further restrictions on the sale of the undersigned's shares under this letter;

(g) A legend may be placed on my shares and the transfer agent may be advised of the foregoing restrictions.

Please include my shares in the Registration Statement as described above.

Please do not include my shares in the Registration Statement as described above.

Very  truly  yours,


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Signature(s)                  Print  Name(s)  (and  Title  if Applicable)


Date: